Other Income, Net (Tables)	12 Months Ended
Mar. 31, 2024
Other Income and Expenses [Abstract]
Summary of Other Income, Net

	For the year ended March 31,
	2022	2023	2024
	RMB	RMB	RMB
Government grants	8,608	7,244	3,532
Merchant penalty income(1)	8,598	5,009	3,079
Refund from depositary bank (2)	4,058	1,281	997
(Losses)/gains on disposal of property and equipment	(448)	503	118
Exchange gains/(losses)	1,214	(8,547)	46
Others	3,397	1,777	5,012
Total	25,427	7,267	12,784

(1) Merchant penalty income represents the penalties charged to the merchants that have quality and/or service issues based on the agreements with the merchants. The Company may use the penalty received from the merchants to settle its users’ complaints. The penalties are therefore recorded in other payables when received and recognized as other income when the Company considers the possibility of the penalty to be paid out is remote.

(2) The Group received initial reimbursement payment of US$935 (RMB6,297) from depositary bank in January 2019. The amount was recorded ratably as other income over 5 year arrangement period. For the years ended March 31, 2022, 2023 and 2024, the Group has recorded RMB1,201, RMB1,281 and RMB997 in other income. For the years ended March 31, 2022, 2023 and 2024, the Group received additional reimbursement payments of US$448 (RMB2,857), nil and nil from depositary bank for the transaction costs incurred in the prior years and the amount was recorded in other income.